SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                             DWS Equity Income Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
DWS Equity Income Fund                    DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o  a current fund shareholder; or

o a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.


                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
September 23, 2008
DMF-3681

New accounts may be opened for:

o transfers of shares from existing accounts in this fund (including IRA rollovers);

o officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Investments Distributors, Inc. ("DIDI") ("Flex Plans");

o any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of the shareholder meeting date;

o purchases through any comprehensive or "wrap" fee program or other fee based program; or

o accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.









               Please Retain This Supplement for Future Reference


September 23, 2008
DMF-3681


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